UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 3, 2014
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (416) 848-1171
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
m Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
m Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
m Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
m Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The Private Placement

On February 3, 2014, Kingsway Financial Services Inc. (the “Company”) issued and sold in a private placement (the “Private Placement”) to accredited investors an aggregate of 262,876 units of the Company (“Units”), at a purchase price of $25.00 per Unit, for aggregate proceeds of approximately $6.6 million. Each Unit consists of (i) one Class A Preferred Share, Series 1 (the “Series 1 Shares”) and (ii) 6.25 Common Share Series C Warrants (the “Series C Warrants”). The Units were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

As previously disclosed, on December 20, 2013, the Company entered into Subscription Agreements (“Subscription Agreements”) in connection with the Private Placement. Pursuant to the Subscription Agreements, the proceeds of the Private Placement were placed in escrow pending the closing of the Private Placement, which occurred on February 3, 2014 (the “Closing”). At the Closing, the proceeds of the Private Placement were released from escrow to the Company. The Company used the proceeds of the Private Placement, together with cash on hand, to repay the outstanding principal amount plus accrued interest, if any, on the Company’s 7.50% Senior Notes due February 1, 2014.

The Series 1 Shares

The Series 1 Shares were created through the filing of Articles of Amendment to the Articles of Incorporation of the Company (“Articles of Amendment”), the terms of which were approved by the board of directors of the Company (the “Board”) on December 19, 2013, and which the Company filed with the Ministry of Government Services of the Province of Ontario, Canada on January 9, 2014.

Each Series 1 Share is convertible at the option of the holder thereof into 6.25 common shares of the Company, no par value (“Common Shares”), at a conversion price of $4.00 per share at any time prior to April 1, 2021. The maximum number of Common Shares issuable upon conversion of the Series 1 Shares is 1,642,975 Common Shares.

The Series 1 Shares rank senior to all classes and series of the Company’s currently outstanding capital stock. The Company will not issue any other preferred shares that rank pari passu or senior to the Series 1 Shares while Series 1 Shares are outstanding. The holders of Series 1 Shares are, in priority to any other class or series ranking junior to the Series 1 Shares, entitled to receive, as and when declared by the Board, fixed, cumulative, preferential cash dividends at a rate of $1.25 per Series 1 Share per annum, payable in equal quarterly installments. Dividends on outstanding Series 1 Shares began accruing from day to day commencing at Closing. The cash dividend rate will increase to $1.875 per Series 1 Share per annum on a prospective basis, payable in equal quarterly installments, if the dividend cumulates for a period greater than 30 consecutive months from the date of most recent dividend payment.

For so long as the Series 1 Shares are outstanding, the Company will not, without the Required Approval (as defined below), (i) declare, pay or set apart for payment any cash dividends on shares ranking junior as to the payment of dividends to the Series 1 Shares; (ii) redeem, purchase for cancellation or otherwise retire or make any capital distribution on or in respect of any shares ranking junior as to the return of capital to the Series 1 Shares (except out of the net cash proceeds of a substantially concurrent issue of shares ranking junior as to capital to the Series 1 Shares); or (iii) redeem, purchase for cancellation or otherwise retire less than all of the Series 1 Shares, unless (A) all dividends then payable on the Series 1 Shares then outstanding and on all other shares ranking as to the payment of dividends on a parity with the Series 1 Shares have been declared and paid or monies set apart for payment and (B) after giving effect to the payment of such dividend or such redemption, purchase, retirement or capital distribution, the realizable value of the assets of the Company would not be less than the sum of the liabilities of the Company plus the amount that would be required to give effect to the rights of holders of shares (other than the Series 1 Shares) that have a right to be paid, on redemption or liquidation, ratably with or prior to holders of Series 1 Shares plus the amount required to redeem all of the then outstanding Series 1 Shares, all calculated at the date of such redemption, purchase or capital distribution, as the case may be, in accordance with applicable law. The Company has no restriction on payments made in regards to its outstanding debt securities, options and warrants. “Required Approval” means approval by a resolution signed by all of the holders of the then outstanding Series 1 Shares or by a resolution passed by the affirmative vote of at least two thirds of the votes cast by the holders of Series 1 Shares voted in respect of such resolution at a meeting of the holders of the Series 1 Shares duly called and held for that purpose in accordance with the by-laws of the Company.

In the event of the liquidation, dissolution or winding-up of the Company, the holders of Series 1 Shares will be entitled to receive $25.00 per Series 1 Share, plus accrued but unpaid dividends thereon, whether declared or not, before any amount is paid or any assets distributed to holders of shares of the Company ranking junior as to the return of capital to the Series 1 Shares. After payment to the holders of Series 1 Shares of the amounts so payable to them, such holders will not be entitled to share in any further payment in respect of the distribution of the assets of the Company.

The Company will redeem all outstanding Series 1 Shares on April 1, 2021 for the price of $25.00 per Series 1 Share, plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption.

On and after February 3, 2016, upon 30 day notice to the holders of Series 1 Shares, the Company may redeem all or any part of the then outstanding Series 1 Shares for the price of $28.75 per Series 1 Share, plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption.

The number of Common Shares into which the Series 1 Shares are convertible is subject to adjustment in the event of certain stock dividends, subdivisions and consolidations, rights offerings, special distributions, capital reorganizations and reclassifications of Common Shares by the Company.

The holders of Series 1 Shares are not entitled to receive notice of or to attend any meeting of shareholders of the Company and are not entitled to vote at any such meeting.

The Series C Warrants

At the Closing, the Company entered into a Common Stock Series C Warrant Agreement (the “Series C Warrant Agreement”) with Computershare Trust Company of Canada, as warrant agent (“Computershare”), governing the terms and conditions of the Series C Warrants.

The Series C Warrant Agreement provides that each Series C Warrant entitles the holder thereof to purchase one Common Share of the Company at an exercise price of $5.00 per share at any time after September 16, 2016 and prior to the expiration of the Series C Warrants on September 15, 2023 (the “Expiration Date”). The maximum number of Common Shares that may be issued pursuant to the exercise of the Series C Warrants is 1,642,975 Common Shares. The Series C Warrants are non-redeemable by the Company.

The Series C Warrants are subject to a mandatory exchange procedure in which the Series C Warrants will be exchanged for newly issued Common Share Series B Warrants of the Company (the “Series B Warrants”), which class of warrants of the Company are currently listed on the Toronto Stock Exchange (the “TSX”) and have substantially similar terms to the Series C Warrants. Upon notice from the Company to the warrant agent that (i) the Common Stock Series B Warrant Agreement, dated as of September 16, 2013, between the Company and Computershare has been duly amended to increase the maximum number of Series B Warrants that may be issued thereunder to allow for the issuance of a sufficient number of additional Series B Warrants to be issued in exchange for the Series C Warrants and (ii) the TSX has accepted the conditional listing of such additional Series B Warrants, if the Series B Warrants are listed on the TSX at the time of such exchange, each Series C Warrant will be automatically exchanged for a Series B Warrant without any further act or action to be taken by the warrant holder.

The exercise price and number of Common Shares issuable upon exercise of the Series C Warrants are subject to proportionate adjustment in the event of any stock splits, stock dividends, reorganizations or recapitalizations in respect of the common stock of the Company.

Registration Rights Agreement

At the Closing, the Company entered into a Registration Rights Agreement with the purchasers of the Units in the Private Placement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, commencing six months after the date of issuance of the Series 1 Shares, the holders of at least 50% of the then outstanding Series 1 Shares will be entitled to a one-time demand registration of the Series 1 Shares, the Common Shares that may be issued upon conversion of the Series 1 Shares, the Series B Warrants (post-exchange of the Series C Warrants), and the Common Shares issuable upon the exercise of the Series B Warrants. At any time after the date of issuance, if the Company proposes to file a registration statement with respect to Common Shares to be issued by the Company (other than with respect to shares issued to Company employees or in connection with acquisitions), then the holders of Series 1 Shares will have the right to cause the Company to include in such registration statement the Common Shares that may be issued upon conversion of the Series 1 Shares and the Common Shares that may be issued upon exercise of Series B Warrants (post exchange), subject to customary underwriters’ cutbacks.

The summary of the terms of the Private Placement, the Series 1 Shares, the Series C Warrants and the Registration Rights Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the form of Subscription Agreement, the excerpt of the Articles of Amendment to the Articles of Incorporation of the Company, the form of Series C Warrant Agreement, and the form of Registration Rights Agreement, attached as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively (collectively, the “Transaction Documents”) to the Company’s Current Report on Form 8-K filed on December 27, 2013. The Transaction Documents are incorporated by reference herein. The forms of the Transaction Documents have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company. The Transaction Documents contain certain representations, warranties and indemnifications resulting from any breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they were made only as of the respective dates of the Transaction Documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of the Transaction Documents, and such subsequent information may not be fully reflected in the Company’s public disclosures.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offer and sale of the Units, the Series 1 Shares and the Series C Warrants in the Private Placement were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information provided in response to Item 1.01 of this Current Report on Form 8-K in paragraphs 3-11 thereunder with respect to the filing of the Articles of Amendment by the Company and the terms of the Series 1 Shares is incorporated by reference into this Item 5.03.

ITEM 8.01 OTHER EVENTS
On February 3, 2014, the Company issued a press release announcing the Closing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect Kingsway management's current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements, please refer to the section entitled “Risk Factors” in the Company's 2012 Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Exhibit Description
4.1
Excerpt of the Articles of Amendment to the Articles of Incorporation of the Company (included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 27, 2013 and incorporated by reference herein)

4.2	Form of Common Stock Series C Warrant Agreement (included as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on December 27, 2013 and incorporated by reference herein)
10.1	Form of Subscription Agreement (included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 27, 2013 and incorporated by reference herein)
10.2	Registration Rights Agreement, dated February 3, 2014, by and among the Company and the other parties signatory thereto.
99.1	News Release dated February 3, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.
February 4, 2014	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4.1
Excerpt of the Articles of Amendment to the Articles of Incorporation of the Company (included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 27, 2013 and incorporated by reference herein)

4.2	Form of Common Stock Series C Warrant Agreement (included as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on December 27, 2013 and incorporated by reference herein)
10.1	Form of Subscription Agreement (included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 27, 2013 and incorporated by reference herein)
10.2	Registration Rights Agreement, dated February 3, 2014, by and among the Company and the other parties signatory thereto
99.1	News Release dated February 3, 2014